UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (913) 213-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

On March 10, 2017, AMC Entertainment Holdings, Inc. (the “Company”) issued a press release relating to the proposed offering of $475 million aggregate principal amount of senior subordinated notes due 2027 and an additional £250 million aggregate principal amount of senior subordinated notes due 2024, pursuant to a preliminary offering memorandum in a private placement under Rule 144A and Regulation S of the Securities Act of 1933, as amended.  A copy of the press release issued is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01          Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information

On November 30, 2016, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission (the “SEC”) in connection with its completion of an acquisition  of all the outstanding equity of Odeon and UCI Cinemas Holdings Limited (“Odeon”) on November 30, 2016 (the “Odeon Acquisition”). The Initial 8-K is being amended by this Amendment No. 1 to include updated pro forma financial information with respect to the acquisition of Odeon and the subsequent acquisition of Carmike Cinemas, Inc. (“Carmike”) on December 21, 2016 (the “Carmike Acquisition” and together with the Odeon Acquisition, the “Acquisitions”).

This Amendment No. 1 includes the unaudited pro forma condensed combined statement of operations of AMC for the year ended December 31, 2016. The unaudited pro forma condensed combined statement of operations gives effect to (i) the Acquisitions, (ii) the related debt financing (the “Debt Financing”), (iii) the issuance of shares of the Company’s Class A common stock in a private placement and subsequent public offering (the “Equity Financing” and together with the Debt Financing, the “Financings”) and (iv) certain theatre divestitures pursuant to a settlement the Company entered into with the United States Department of Justice (the “Theatre Divestitures”). The unaudited pro forma condensed combined statement of operations combines the historical consolidated statements of operations of the Company, Odeon and Carmike, giving effect to the Acquisitions, Financings and Theatre Divestitures as if they had been completed on January 1, 2016. The historical consolidated financial information for Odeon has been adjusted to comply with U.S. GAAP. The classification of certain items presented by Odeon under U.K. GAAP has been modified in order to align with the presentation used by AMC under U.S. GAAP. In addition to the U.S. GAAP adjustments and the reclassifications, amounts have also been translated to U.S. Dollars.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press release dated March 10, 2017.

99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 13, 2017	By:	/s/ Craig R. Ramsey
		Name:	Craig R. Ramsey
		Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 10, 2017.

99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2016.